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                                                                    Exhibit 23.4






                        Consent of Western Services Engineering



April 18, 2002


      We consent to the incorporation by reference herein of references to our audit reserves reports for Meridian Gold Inc. as at December 31, 2001 and 2000.


                              Western Services Engineering

                              /s/ Robin J. Young

                              Mr. Robin J. Young
                              Chief Executive Officer